UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                                ORLANDO DIVISION

In re:

LASERSIGHT TECHNOLOGIES, INC.                      Case No. 6:03-bk-10370-ABB
                                                   Judge Briskman
            Debtor.                                Chapter 11




                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
                                 FOR THE PERIOD
                            FROM 09/05/03 TO 09/30/03


Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.



                                                  Frank M. Wolff
                                                  Attorney for Debtor


Debtor's Address                                  Attorney's Address
and Phone Number                                  and Phone Number

6848 Stapoint Ct.                                 Frank M. Wolff
Winter Park, FL  32792                            Fla. Bar No. 3119521
407 / 678-9900                                    Wolff, Hill, McFarlin &
                                                                Herron, P.A.
                                                  1851 W. Colonial Dr.
                                                  Orlando, FL  32804
                                                  Telephone: 407 / 648-0058
                                                  Facsimile:  407 / 648-0681

                      MONTHLY FINANCIAL REPORT FOR BUSINESS



FOR THE PERIOD BEGINNING:             09/05/03                           AND ENDING :             09/30/03
                            --------------------------                               --------------------------------
Name of Debtor:           LaserSight Technologies, Inc.                Case Number  :       6:03-bk-10370-ABB
                          ----------------------------                               --------------------------------
Date of Petition:                   9/5/2003
                          ----------------------------

                                                                         CURRENT                      CUMULATIVE
                                                                          MONTH                    PETITION TO DATE
                                                                       ------------                ----------------
    1.CASH AT BEGINNING OF PERIOD                                              0.00                        0.00
                                                                    --------------------      ------------------
     2.RECEIPTS:
       A.  Cash Sales
                                                                    --------------------      ------------------
             Less: Cash Refunds
                                                                    --------------------      ------------------
             Net Cash Sales                                                     0.00                        0.00
                                                                    --------------------      ------------------
       B.  Collection on Postpetition A/R                                 114,029.28                  114,029.28
                                                                    --------------------      ------------------
       C.  Collection on Prepetition A/R                                  234,262.70                  234,262.70
                                                                    --------------------      ------------------
       D.  Other Receipts (Attach List)                                    61,922.54                   61,922.54
                                                                    --------------------      ------------------
            (If you receive rental income,
             you must attach a rent roll.)
     3.TOTAL RECEIPTS                                                     410,214.52                  410,214.52
                                                                    --------------------      ------------------

     4.TOTAL CASH AVAILABLE FOR
       OPERATIONS                       (Line 1 + Line 3)                 410,214.52                  410,214.52
                                                                    --------------------      ------------------

     5.DISBURSEMENTS
       A.  U.S. Trustee Quarterly Fees                                          0.00                        0.00
                                                                    --------------------      ------------------
       B.  Net Payroll                                                    113,215.28                  113,215.28
                                                                    --------------------      ------------------
       C.  Payroll Taxes Paid                                              39,412.51                   39,412.51
                                                                    --------------------      ------------------
       D. Sales and Use Taxes
                                                                    --------------------      ------------------
       E. Other Taxes
                                                                    --------------------      ------------------
       F. Rent
                                                                    --------------------      ------------------
       G.  Other Leases (Attachment 2)                                          0.00                        0.00
                                                                    --------------------      ------------------
       H. Telephone
                                                                    --------------------      ------------------
       I. Utilities
                                                                    --------------------      ------------------
       J.  Travel & Entertainment                                          25,670.25                   25,670.25
                                                                    --------------------      ------------------
       K. Vehicle Expenses
                                                                    --------------------      ------------------
       L.  Office Supplies                                                  4,157.21                    4,157.21
                                                                    --------------------      ------------------
       M.  Advertising
                                                                    --------------------      ------------------
       N.   Insurance (Attachment 7)                                       32,004.19                   32,004.19
                                                                    --------------------      ------------------
       O.  Purchases of Fixed Assets (Attach. 3)                                0.00                        0.00
                                                                    --------------------      ------------------
       P.  Purchases of Inventory (Attachment 3)                            1,034.93                    1,034.93
                                                                    --------------------      ------------------
       Q.  Manufacturing Supplies
                                                                    --------------------      ------------------
       R.  Repairs & Maintenance
                                                                    --------------------      ------------------
       S.  Payments to Secured Creditors                                   22,000.00                   22,000.00
                                                                    --------------------      ------------------
       T.  Other Operating Expense                                          1,180.85                    1,180.85
                                                                    --------------------      ------------------
                  (Attach List)
6.     TOTAL CASH DISBURSEMENTS                                           238,675.22                  238,675.22
                                                                    --------------------      ------------------

7.     ENDING CASH BALANCE                 (Attachment 4)                 171,539.30                  171,539.30
                                                                    --------------------      ------------------
        (Line 4 - Line 6)

       I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.
       This 29th day of October, 2003.
                                                                                   /s/ Danghui ("David") Liu
                                                                                  -------------------------------------------------
                                                                                  Danghui ("David") Liu, Vice President



                                             Amount       Amount       Amount    Customer            Description
                                             #6651         #5501        #5451

    A/R Collections            348,291.98

                                                           17,243.75             Synslaser           Def Revenue
                                                              874.75             O'Donnell Eye       Interest Income
                                                            5,643.32             Beijing Medical     Interest Income
                                                              624.34             Garza               Interest Income
                                                              412.31             Beijing Medical     Interest Income
                                                              152.89             Progress Energy     Refund
                                                           80,000.00                                 Loan rcvd from GE
                                                           -1,000.00             O'Donnell Eye       Loan paid to GE
                                                          -57,000.00             Beijing Medical     Loan paid to GE

                                                                0.10                                 Bank Error
                                                             -355.18                                 Bank Chgs on wire transfers
                                                               20.64                                 Bank (Misc Credit)

                                                   0.00    46,616.92         0.00

                                               1,000.00                                              Transfer from LSI
                                               2,515.62                                              Transfer from LSI
                                               1,000.00                                              Transfer from LSI
                                              10,000.00                                              Transfer from LSI
                                                              790.00                                 Transfer from LSI







                                              14,515.62       790.00         0.00

    Other Receipts              61,922.54     14,515.62    47,406.92         0.00

    Cash Receipts              410,214.52





                                                  Amount       Amount       Amount     Vendor       Description
                                                  #6651         #5501        #5451

    Disbursements                 237,670.22


                                                                   5.00                             Bank Chgs
                                                                              175.85   ADP               P/R Chgs

                                                      0.00         5.00       175.85

                                                  1,000.00                                          Transfer to Lasersight
                                                                                                    Incorporated






                                                  1,000.00         0.00         0.00

    Other Op Exp                    1,180.85      1,000.00         5.00       175.85

    Cash Disbursements            238,851.07



                                  ATTACHMENT 1
                                  ------------

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   09/05/03                                           and ending           9/30/03
                            ----------------------------                                  ----------------------------

ACCOUNTS RECEIVABLE AT PETITION DATE:                              11,664,819.29
                                     -------------------------------------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and postpetition, including charge card sales which have not been received):


                       Beginning of Month Balance                  11,637,394.29
                                                                 ---------------

                      PLUS:    Current Month New Billings             322,029.28
                                                                 ---------------

                      LESS:    Collection During the Month            348,291.98
                                                                 ---------------

                       End of Month Balance                        11,611,131.59
                                                                 ---------------







-----------------------------------------------------------------------------------------------------------------------
AGING:                (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days                31-60 Days            61-90 Days         Over 90 Days           Total
-----------------------  ------------------    -----------------  ---------------------  --------------------

                208,000                                                                               208,000
-----------------------  ------------------    -----------------  ---------------------  --------------------
                 100.0%                0.0%                 0.0%                   0.0%               100.00%






                                  ATTACHMENT 2
                                  ------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------


Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   09/05/03                                           and ending           9/30/03
                            ----------------------------                                  ----------------------------
In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

Date                       Days
Incurred                   Outstanding                Vendor                       Description         Amount
----------------------------------------------------------------------------------------------------------------------

See Attached









----------------------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

        Opening Balance (total from prior report)                           0.00
                                                           ---------------------
PLUS:   New Indebtedness Incurred This Month                           16,510.50
                                                           ---------------------
LESS:   Amount Paid on Prior Accounts Payable                               0.00
                                                           ---------------------
        Ending Month Balance                                           16,510.50
                                                           ---------------------


SECURED: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)
------------------------------------------------------------------------------------------------------------------------

                                                                                                 Total $
Secured                            Date                                  # of PostPetition      Amount of
Creditor/                          Payment              Payment          Payments               Post Petition
Lessor                             Due                  Amount           Delinquent             Payments
---------                          --------             -------          -----------------      --------------

GE Healtcare                                            20,000.00          0                          0.00
(1st Pay due 10/01/03)

Agilent Financial                  9/18/2003            1,151.28           1                      1,151.28
Services (to be rejected)

Various Copiers
(LST is in the process of determining the status of payments and future need for various copiers)


                                  ATTACHMENT 2
                                  ------------

                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   09/05/03                                           and ending           9/30/03
                            ----------------------------                                  ----------------------------


                                                             INVENTORY REPORT
                                                              ----------------

INVENTORY BALANCE AT PETITION DATE:                                 9,818,951.66
                                                                 ---------------
INVENTORY RECONCILIATION:

        Inventory Balace at Beginning of Month                      9,822,572.98
                                                                 ---------------

        Inventory Purchase During Month                                 1,034.93
                                                                 ---------------

        Inventory Used or Sold                                        127,738.51
                                                                 ---------------

        Inventory on Hand at End of Month                           9,695,869.40
                                                                 ---------------

METHOD OF COSTING INVENTORY:                                              Standard Cost
                                        -------------------------------------------------------------------------------


                                                            FIXED ASSET REPORT
                                                            ------------------

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:                      122,837.93 (Includes
                                                                 ---------------
Property, Plant and Equipment)


BREIF DESCRIPTION (First Report Only):      Book Value of LaserSight Technologies, Inc. Fixed Assets
                                      ---------------------------------------------------------------------------------
(Incl. Computer Equipment / Leasehold Improvements / Office Equipment /
-----------------------------------------------------------------------------------------------------------------------
Furniture & Fixtures / Lab Equipment / Laser Equipment / R&D Equipment)
-----------------------------------------------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Balue at Beginning of Month                          122,837.93
                                                                 ---------------

     LESS:       Depreciation Expense                                  19,784.76
                                                                 ---------------

     PLUS:       New Purchases                                              0.00
                                                                 ---------------

Ending Monthly Balance                                                103,053.17
                                                                 ---------------


BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING
PERIOD:
                                        -------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------




                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------


Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   09/05/03                                           and ending           9/30/03
                            ----------------------------                                  ----------------------------
A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.


NAME OF BANK:                        SunTrust Bank               BRANCH:                    University Blvd.
                     -------------------------------------------                     ----------------------------------

ACCOUNT NAME:         LaserSight Technologies, Inc.
                     --------------------------------------------------------------------------------------------------

ACCOUNT NUMBER:      1603606651
                     -------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT:  Checking
                     -------------------------------------------------------------------------------------------------

            Beginning Balance                                               0.00
                                                                 ---------------

            Total of Deposits Made                                     14,515.62*
                                                                 ---------------

            Total Amount of Checks Written                             14,515.62**
                                                                 ---------------

            Service Charges                                                 0.00
                                                                 ---------------

            Closing Balance                                                 0.00
                                                                 ---------------



            Number of First Check Written This Period                                                          1
                                                                                                   --------------

            Number of Last Check Written This Period
                                                                                                   --------------

            Total Number of Checks Written This Period                                                         0
                                                                                                   --------------


                               INVESTMENT ACCOUNTS
                               -------------------


Type of Negotiable                 Face Value                  Purchase Price                      Date of Purchase
       Instrument
-------------------------          ---------------             -----------------------             ----------------------

*  Transferred from LaserSight, Inc. account# 0001609600596
** Transferred to LaserSight Technologies Inc. account# 1000013985451 ($10,000.00)
** Transferred to LaserSight Technologies Inc. account# 1000013985501 ($ 3,515.62)
** Transferred to LaserSight Incorporated account# 1000013985527 ($ 1,000.00)




                                  ATTACHMENT 5
                                  ------------

                                 CHECK REGISTER
                                 --------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   09/05/03                                           and ending           9/30/03
                            ----------------------------                                  ----------------------------

NAME OF BANK:                        SunTrust Bank               BRANCH:                    University Blvd.
                     -------------------------------------------                     ----------------------------------

ACCOUNT NAME:         LaserSight Technologies, Inc.
                     --------------------------------------------------------------------------------------------------

ACCOUNT NUMBER:      1603606651
                     -------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT:  Checking
                     -------------------------------------------------------------------------------------------------

Account for All Check Numbers, Including Voided, Lost Stopped Payment, Etc.


  Date                Check       Payee                              Purpose                                  Amount
                      Number
-----------------     -------     ---------------------           -----------------------------           -------------

    9/9/2003                      Lasersight Technologies         Transfer to acct 1000013985501               1,000.00
   9/23/2003                      Lasersight Technologies         Transfer to acct 1000013985501               2,515.62
   9/23/2003                      Lasersight Technologies         Transfer to acct 1000013985451              10,000.00
                                                                                                          -------------
                                  TOTAL NONDISBURSEMENT TRANSFERS                                            13,515.62


   9/23/2003                      Lasersight Incorporated         Transfer to LSI acct                         1,000.00
                                                                                                          -------------
                                  TOTAL DISBURSEMENTS                                                          1,000.00

                                  TOTAL AMOUNT CHECKS WRITTEN/DISBURSEMENTS                                   14,515.62






                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   09/05/03                                           and ending           9/30/03
                            ----------------------------                                  ----------------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.


NAME OF BANK:                        SunTrust Bank               BRANCH:                    University Blvd.
                     -------------------------------------------                     ----------------------------------

ACCOUNT NAME:        LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
                     --------------------------------------------------------------------------------------------------

ACCOUNT NUMBER:      1000013985501
                     --------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT:                  Disbursements
                                     ----------------------------------------------------------------------------------

             Beginning Balance                                              0.00
                                                                 ---------------

             Total of Deposits Made                                   449,975.89*
                                                                 ---------------

             Total Amount of Checks Written                           290,501.82**
                                                                 ---------------

             Service Charges                                                5.00
                                                                 ---------------
             Closing Balance                                          159,469.07
                                                                 ---------------



             Number of First Check Written This Period                                                        93
                                                                                                   -------------

             Number of Last Check Written This Period                                                        139
                                                                                                   -------------

             Total Number of Checks Written This Period                                                       47
                                                                                                   -------------


                               INVESTMENT ACCOUNTS
                               -------------------


Type of Negotiable                 Face Value                  Purchase Price                      Date of Purchase
       Instrument
-------------------------          ---------------             -----------------------             ----------------------

* Includes $50,761.37 wire transfer error and $3,515.62 transfer from account 0001603606651
** Includes $141,273.87 transfer to account 1000013985451




                                  ATTACHMENT 5
                                  ------------
                                 CHECK REGISTER
                                 --------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   09/05/03                                           and ending           9/30/03
                            ----------------------------                                  ----------------------------

NAME OF BANK:                        SunTrust Bank               BRANCH:                    University Blvd.
                     -------------------------------------------                     ----------------------------------

ACCOUNT NAME:        LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
                     --------------------------------------------------------------------------------------------------

ACCOUNT NUMBER:      1000013985501
                     --------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT:  Disbursements
                     --------------------------------------------------------------------------------------------------

Account for All Check Numbers, Including Voided, Lost Stopped Payment, Etc.


  Date                Check               Payee                              Purpose                                  Amount
                      Number
-----------------     -------     ---------------------           -----------------------------               ---------
     9/16/2003                    Lasersight Technologies         Transfer to acct 1000013985461              51,273.87
     9/29/2003                    Lasersight Technologies         Transfer to acct 1000013985461              50,000.00
     9/30/2003                    Lasersight Technologies         Transfer to acct 1000013985461              40,000.00
                                                                                                         ---------------
                                  Total DIP transfers                                                        141,273.87
     9/15/2003                    Wire transfer error                                                         50,761.37
                                                                                                         --------------
                         TOTAL NONDISBURSEMENT TRANSFERS                                                     192,035.24

                         0093                                     Void
                         0094-0095                                See Attached                                   759.95
                         0096-0100                                Void
                         0101-0104                                Void
                         0105-0139                                See Attached                                97,706.63

                                                                                                        ---------------
                         TOTAL ACTUAL DISBURSEMENTS                                                           98,466.58

                         TOTAL AMOUNT CHECKS WRITTEN/DISBURSEMENTS                                           290,501.82




                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   09/05/03                                           and ending           9/30/03
                            ----------------------------                                  ----------------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:                        SunTrust Bank               BRANCH:                    University Blvd.
                     -------------------------------------------                     ----------------------------------
ACCOUNT NAME:        LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
                     --------------------------------------------------------------------------------------------------
ACCOUNT NUMBER:      1000013985451
                     --------------------------------------------------------------------------------------------------
PURPOSE OF ACCOUNT:  Payroll & Taxes
                     --------------------------------------------------------------------------------------------------

            Beginning Balance                                               0.00
                                                                 ---------------

            Total of Deposits Made                                    151,273.87 (Incl. $141,273.87 transfer from LST Acct# 5501
                                                                 --------------- + $10,000 from closed Pre-petition LST Acct)

            Total Amount of Checks Written                            139,027.79
                                                                 ---------------

            Service Charges                                               175.85
                                                                 ---------------

            Closing Balance                                            12,070.23
                                                                 ---------------



            Number of First Check Written This Period                                                          1
                                                                                                   -------------

            Number of Last Check Written This Period                                                          47
                                                                                                   -------------

            Total Number of Checks Written This Period                                                        47
                                                                                                   -------------


                               INVESTMENT ACCOUNTS
                               -------------------

Type of Negotiable                 Face Value                  Purchase Price                      Date of Purchase
       Instrument
-------------------------          ---------------             -----------------------             ----------------------





                                  ATTACHMENT 5
                                  ------------
                                 CHECK REGISTER
                                 --------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   09/05/03                                           and ending           9/30/03
                            ----------------------------                                  ----------------------------

NAME OF BANK:                        SunTrust Bank               BRANCH:                    University Blvd.
                     -------------------------------------------                     ----------------------------------
ACCOUNT NAME:        LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
                     --------------------------------------------------------------------------------------------------
ACCOUNT NUMBER:      1000013985451
                     --------------------------------------------------------------------------------------------------
PURPOSE OF ACCOUNT:  Payroll & Taxes
                     --------------------------------------------------------------------------------------------------

Account for All Check Numbers, Including Voided, Lost Stopped Payment, Etc.


  Date                Check       Payee                              Purpose                                 Amount
                      Number
-----------------     -------     ---------------------           -----------------------------           --------------
      9/15/2003       0001-0021   See Attached                    P/R - 09/15/03                              35,171.81
      9/16/2003       w/t         ADP                             P/R Taxes                                   16,102.06
      9/30/2003       0022-0040   See Attached                    P/R - 09/30/03 #1                           36,663.73
      9/30/2003       0042-0047   See Attached                    P/R - 09/30/03 #2                           27,779.74
      9/30/2003       w/t         ADP                             P/R Taxes                                   23,310.45

                                                                                                          -------------

                                                                                                             139,027.79





                                  ATTACHMENT 6
                                  ------------

                               MONTHLY TAX REPORT
                               ------------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   09/05/03                                           and ending           9/30/03
                            ----------------------------                                  ----------------------------

                         TAXES PAID DURING THE MONTH
                           ---------------------------

Report all post-petition taxes paid or deposited into the tax account.

Date                             Bank                       Description                                 Amount
---------------            -------------            ------------------------------------           ---------------

      09/15/03             Deutsche Bank            ADP Payroll Deposit                                  16,102.06
(Deposited 09/16/03)       Trust Co-Americas

      09/30/03             Deutsche Bank            ADP Payroll Deposit                                  23,310.45
(Deposited 10/01/03)       Trust Co-Americas



------------------------------------------------------------------------------------------------------------------------

                               TAXES OWED AND DUE
                               ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation.  Date last tax return filed
                                                                               ------------------------------
Period return covers
                     -------------------------------------------------------------

                                       Date
      Name of Taxing                   Payment
         Authority                     Due                                 Description                         Amount
----------------------------           --------------          -------------------------------------           --------







                                  ATTACHMENT 7
                                  ------------
                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------
                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                  --------------------------------------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   09/05/03                                           and ending           9/30/03
                            ----------------------------                                  ----------------------------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner                                  Title                  Amount Paid
---------------------------------------------------------------------------------------------------------------

Liu, Danghui                                              Interim CEO                   15,000.00
Davis, Richard                                            VP                            10,833.34
Weida, Charles                                            VP                            10,416.68
Shi, Zhentian                                             VP                             7,500.00


---------------------------------------------------------------------------------------------------------------

                                PERSONNEL REPORT
                                ----------------


                                                             Full Time            Part Time

Number of employees at beginning of period                             24                        0
                                                             -------------        -----------------

Number hired during the period                                          0                        0
                                                             -------------        -----------------

Number terminated or resigned during period                             0                        0
                                                             -------------        -----------------

Number of employees on payroll at end of period                        24                        0
                                                             -------------        -----------------


------------------------------------------------------------------------------------------------------------------------

                            CONFIRMATION OF INSURANCE
                            -------------------------

List all policies of insurance in effect, including but not limited to workers'compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                     Agent &                                                                               Date
                      Phone                                        Coverage                 Expiration   Premium
   Carrier           Number                Policy No.              Type                      Date          Due
--------------------------------------------------------           ----------               ----------   ---------
See Attached


                                  ATTACHMENT 8
                                  ------------



            SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
            ------------------------------------------------































We anticipate filing a Plan of Reorganization and Disclosure Statement on or before
      ------------------------------------

LASERSIGHT INCORPORATED
CAUTIONARY STATEMENT

The Company cautions readers not to place undue reliance upon the information contained herein. The Monthly Operating Report ("Operating Report") contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

The Operating Report, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties, including, but not limited to, the Company's having filed for bankruptcy and factors relating to the Company's operations and the business environment in which the Company operates, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the Company's ability to operate pursuant to its [financing facility]; the ability of the Company to obtain and maintain normal terms with its vendors and other service providers; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the Annual Report on Form 10-K for the year ended December 31, 2002 and the quarterly report on Form 10-Q March 31, 2003. The Company's most recent fiscal quarter on file. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.